UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2011

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

100 Hayden Avenue
Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Information.

The information provided herein supplements the Joint Proxy Statement/Prospectus of AMAG Pharmaceuticals, Inc., or AMAG or the Company, and Allos Therapeutics, Inc., or Allos, filed by each of AMAG and Allos with the Securities and Exchange Commission, or the SEC, on September 15, 2011, or the Proxy Statement, relating to the contemplated merger of Allos and a wholly-owned subsidiary of AMAG, and should be read in conjunction with the Proxy Statement (capitalized terms not defined here are defined in the Proxy Statement).

On September 29, 2011, AMAG Pharmaceuticals, Inc., the Company or AMAG, announced that pursuant to the Merger Agreement, dated as of July 19, 2011, as amended, or the Merger Agreement, by and among AMAG, Alamo Acquisition Sub, Inc., and Allos, AMAG and Allos have determined eight of the nine directors that will make up the board of directors of the combined company upon completion of the merger.

AMAG’s board has designated each of Dr. Lesley Russell, Davey S. Scoon and Ron Zwanziger, all current members of the AMAG board, as the additional AMAG representatives on the combined company’s board of directors.  These individuals will join the previously announced representatives, Michael Narachi, the current Chairman of the AMAG board, and Brian J.G. Pereira, MD, AMAG’s current President and Chief Executive Officer and a director of AMAG.

Allos’ board had designated each of Stephen J. Hoffman and David M. Stout, each current members of the Allos board, as additional Allos representatives on the combined company’s board of directors.  These individuals will join the previously announced representative, Paul L. Berns, Allos’ current President and Chief Executive Officer and a director of Allos.  The remaining Allos representative has not yet been determined.

Each of such persons would hold office from and after the effective time of the merger until the earliest of appointment of his or her respective successor, resignation or proper removal.

Brief biographies of the above proposed members of the combined company’s board of directors are included below.

AMAG Representatives

Michael Narachi, age 52, has been a director of AMAG since November 2006. Mr. Narachi is currently President and Chief Executive Officer of Orexigen Therapeutics, Inc., or Orexigen, a publicly traded biopharmaceutical company. Prior to joining Orexigen in 2009, he served as Chairman, Chief Executive Officer and President of Ren Pharmaceuticals, Inc., a biotechnology company, from 2006 until 2008. He served as Executive Chairman of the Board of Directors of Naryx Pharma, Inc., a pharmaceutical company, from August 2004 to April 2008. In 2004, Mr. Narachi retired as an officer and Vice President of Amgen Inc., or Amgen, a leading therapeutics company, where he served as General Manager of Amgen’s Anemia Business from 1999 to 2004. Mr. Narachi joined Amgen in 1984 and held various positions throughout the organization including: Product Development Team Leader for NEUPOGEN®; Director of Clinical Operations in Thousand Oaks, CA and Cambridge, U.K.; Vice President of Development and Representative Director for Amgen Japan; Head of Corporate Strategic Planning; Chief Operations Officer of Amgen BioPharma; and Vice President, Licensing and Business Development. Mr. Narachi received a B.S. and M.A. degree in Molecular Genetics from the University of California at Davis. He completed the Executive M.B.A. program at the Anderson Graduate School of Management at the University of California, Los Angeles.

Brian J.G. Pereira, M.D., age 52, has been a director of AMAG since July 2004. Dr. Pereira has been President of the Company since November 2005 and Chief Executive Officer of the Company since November 2006. Prior to joining the Company, he was President and Chief Executive Officer of the New England Health Care Foundation, a physician’s group at Tufts-New England Medical Center, from 2001 to 2005, and held various other positions at Tufts-New England Medical Center from 1993 to 2001. He is a Professor of Medicine at Tufts University School of Medicine and at the Sackler School of Biomedical Sciences of Tufts University. Dr. Pereira served as President of the National Kidney Foundation from 2002 to 2004, and has served on the editorial board of twelve scientific journals. He has also served as a director of Biodel, Inc., a public pharmaceutical company, since 2007 and was elected Chairman of the Board of Biodel, Inc. in March 2011. In addition, Dr. Pereira is Chairman of the Board of Advisors of the Harvard-MIT Biomedical Enterprise Program. Dr. Pereira received his M.B.B.S. from St. John’s Medical College, Bangalore, India and his M.B.A. from the Kellogg School of Management, Northwestern University.

Lesley Russell, MB.Ch.B., MRCP, age 51, has been a director of AMAG since December 2009. She is currently Executive Vice President and Chief Medical Officer of Cephalon, Inc., or Cephalon, a public pharmaceutical company. Dr. Russell joined Cephalon in 2000 as Vice President, Worldwide Clinical Research, and currently leads Cephalon’s global clinical, medical, regulatory, biometrics and drug safety organizations. Prior to Cephalon, Dr. Russell served as Vice President, Clinical Research at US Bioscience Inc., a pharmaceutical company, and held positions of increasing responsibility within US Bioscience, Inc. from 1996 to 1999. From 1995 to 1996, she was a clinical research physician at Eli Lilly U.K. and a Medical Director at Amgen U.K. from 1992 to 1995. Dr. Russell was trained in Hematology/Oncology at Royal Infirmary of Edinburgh and at Royal Hospital for Sick Children, Edinburgh. She received an MB.Ch.B. from the University of Edinburgh, Scotland and is a member of the Royal College of Physicians, United Kingdom. Dr. Russell is registered with the General Medical Council, United Kingdom.

Davey S. Scoon, age 64, has been a director of AMAG since December 2006. Mr. Scoon serves as Chairman of the Board of Directors of Tufts Health Plan, where he has been a director since 1981. He also serves as Chairman of the Board of Trustees of Allianz Funds, a registered investment company consisting of 33 mutual funds, where he has been a director since 2006. Mr. Scoon is the Chairman of the Audit Committee of Cardiokine, Inc., a pharmaceutical company, where he has been a director since 2005. In August 2011, Mr. Scoon joined the Board of Directors of Orthofix International N.V., a public medical equipment company. He has been an Adjunct Assistant Professor at Tufts University School of Medicine since 2005. He also previously served as the Chairman of the Audit Committee of NitroMed, Inc., a public pharmaceutical company, from 2003 to 2009, and a member of the Board of Directors of Inotek Pharmaceuticals Corporation, a pharmaceutical company, from 2006 to 2009. From 2003 to 2005, Mr. Scoon was Chief Administrative and Financial Officer of Tom’s of Maine, a company that manufactures natural care products. From 2001 to 2003, Mr. Scoon served as Chief Financial and Administrative Officer for Sun Life Financial U.S., and from 1999 to 2001, Mr. Scoon served as Vice President and Chief Financial Officer for Sun Life Financial U.S. From 1985 to 1999, Mr. Scoon was employed by Liberty Funds Group of Boston (formerly Colonial Management) in various capacities, including Chief Financial Officer and Chief Operating Officer. Mr. Scoon holds a B.B.A. from the University of Wisconsin and an M.B.A. from Harvard Business School.

Ron Zwanziger, age 57, has been a director of AMAG since November 2006. Mr. Zwanziger has served as Chairman and Chief Executive Officer of Alere, Inc., formerly known as Inverness Medical Innovations, Inc., a public consumer-focused company, since 2001. From 1992 to 2001, he served in the same capacity at Inverness Medical Technology, Inc., a consumer-focused company he founded that developed proprietary technologies and manufacturing processes. From 1981 to 1991, Mr. Zwanziger was Chairman, Chief Executive Officer and Founder of Medisense, Inc. Mr. Zwanziger received his undergraduate degree from Imperial College and his M.B.A. from Harvard Business School.

Allos Representatives

Paul L. Berns, age 44, has served as Allos’ President and Chief Executive Officer, and as a member of its Board of Directors, since March 2006. Prior to joining Allos, Mr. Berns was a self-employed consultant to the pharmaceutical industry from July 2005 to March 2006. From June 2002 to July 2005, Mr. Berns was President, Chief Executive Officer and a director of Bone Care International, Inc., a specialty pharmaceutical company that was acquired by Genzyme Corporation in 2005. Prior to that, from 2001 to 2002, Mr. Berns served as Vice President and General Manager of the Immunology, Oncology and Pain Therapeutics business unit of Abbott Laboratories, a pharmaceutical company. From 2000 to 2001, he served as Vice President, Marketing of BASF Pharmaceuticals-Knoll, a pharmaceutical company, and from 1990 to 2000, Mr. Berns held various positions, including senior management roles, at Bristol-Myers Squibb Company, a pharmaceutical company. Mr. Berns is currently a director of XenoPort, Inc. and Jazz Pharmaceuticals, Inc. Mr. Berns received a B.S. in Economics from the University of Wisconsin.

Stephen J. Hoffman, Ph.D., M.D., age 57, is Allos’ Chairman of its Board of Directors. Dr. Hoffman has served as a Managing Director of Skyline Ventures, a venture capital firm, since May 2007. From January 2003 to March 2007, Dr. Hoffman was a General Partner of TechnoVenture Management, a venture capital firm. He has served as a member of the Board of Directors since 1994 and as Allos’ Chairman of the Board of Directors since December 2001. From July 1994 to December 2001, Dr. Hoffman served as Allos’ President and Chief Executive Officer. Prior to that, from inception to 1994, Dr. Hoffman served as a consultant to Allos’ investor group. From 1990 to 1994, he completed a fellowship in clinical oncology and a residency/fellowship in dermatology, both at the University of Colorado. Dr. Hoffman was the scientific founder of Somatogen Inc., a biopharmaceutical company, where he held the position of Director of Corporate Research and Vice President of Science and Technology from 1987 to 1990. Dr. Hoffman is currently a director of AcelRx Pharmaceuticals, Inc. Dr. Hoffman previously served as a director of Sirtris Pharmaceuticals, Inc. from 2007 to 2008. Dr. Hoffman received his Ph.D. in bio-organic chemistry from Northwestern University and his M.D. from the University of Colorado School of Medicine.

David M. Stout, age 57, has served as a member of the Board of Directors of Allos since March 2009. Mr. Stout most recently served as President, Pharmaceuticals at GlaxoSmithKline, where he was responsible for the company’s global pharmaceutical operations, from January 2003 to February 2008. From 2001 to 2002, Mr. Stout served as President, U.S. for GlaxoSmithKline. From 1998 to 2000, Mr. Stout served as President, North America for SmithKline Beecham. From 1996 to 1998, Mr. Stout served as Vice President of Sales and Marketing-U.S. for SmithKline Beecham. Prior to that, Mr. Stout was President of Schering Laboratories, a division of Schering-Plough Corporation, from 1994 to 1996. Mr. Stout also held various executive and sales and marketing positions with Schering-Plough Corporation from 1979, when he joined the company, until 1994. Mr. Stout is currently a director of Airgas, Inc., Jabil Circuit, Inc., and Shire Pharmaceuticals. Mr. Stout also serves as a director of NanoBio, Inc., a private company. Mr. Stout received his B.A. in biology from McDaniel College.

Additional Information and Where You Can Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger between AMAG and Allos will be submitted to the respective stockholders of AMAG and Allos for their consideration.

AMAG has filed a Registration Statement on Form S-4 containing a joint proxy statement/prospectus of Allos and AMAG and other documents concerning the proposed acquisition with the Securities and Exchange Commission (the “SEC”). The SEC declared the Registration Statement on Form S-4 effective on September 14, 2011. Investors are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC because they contain important information. Security holders may obtain a free copy of the proxy statement/prospectus and other documents filed by Allos and AMAG with the SEC at the SEC’s website at http://www.sec.gov. The joint proxy statement/prospectus and other documents may also be obtained for free by contacting Allos’ Investor Relations by e-mail at investorrelations@allos.com, by telephone at (303) 426-6262 or by mail at Investor Relations, Allos Therapeutics, Inc., 11080 CirclePoint Road, Suite 200, Westminster, CO 80020 or by contacting AMAG’s Investor Relations by e-mail at asullivan@amagpharma.com, by telephone at (617) 498-3303 or by mail at Investor Relations, AMAG Pharmaceuticals, Inc., 100 Hayden Avenue, Lexington, MA 02421.

Allos, AMAG, certain of their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding Allos’ directors and executive officers and their beneficial ownership of Allos’ common stock is also set forth in Allos’ annual proxy statement on Schedule 14A filed with the SEC on April 29, 2011. This document is available free of charge at the SEC’s website at http://www.sec.gov or by going to Allos’ Investors page on its corporate website at http://www.allos.com. Information concerning AMAG’s directors and executive officers and their beneficial ownership of AMAG’s common stock is set forth in AMAG’s annual proxy statement on Schedule 14A filed with the SEC on April 18, 2011. This document is available free of charge at the SEC’s website at http://www.sec.gov or by going to AMAG’s Investors page on its corporate website at http://www.amagpharma.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed “participants” in the solicitation of proxies in connection with the proposed merger, and a description of their direct and indirect interests in the proposed merger, which may differ from the interests of Allos’ investors or AMAG’s investors generally, are set forth in the joint proxy statement/prospectus filed with the SEC.

Forward-Looking Statements

This communication contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” and other similar terminology or the negative of these terms, are intended to identify such forward-looking statements, but their absence does not mean that a particular statement is not forward-looking. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those anticipated by the forward-looking statements. These statements are not guarantees of future performance, involve risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. For example, if Allos or AMAG does not receive its respective required stockholder approval or the parties fail to satisfy other conditions to closing, the transaction may not be consummated. In any forward-looking statement in which AMAG or Allos expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of Allos or AMAG stockholders to approve the proposed transaction; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; disruptions to the businesses of Allos and AMAG during the pendency of the merger and during the realization of the cost synergies, including diminished performance by the commercial organizations due to planned reductions in the size of the sales and marketing organization at the combined company; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Allos and AMAG generally, including those set forth in the filings of Allos and AMAG with the SEC, especially in the “Risk Factors” section of Allos’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 filed with the SEC on August 4, 2011, the “Risk Factors” section of AMAG’s Quarterly Report on Form

10-Q for the quarter ended June 30, 2011 filed with the SEC on August 5, 2011, and in Allos’ and AMAG’s other periodic reports and filings with the SEC. Allos cautions investors not to place undue reliance on the forward-looking statements contained herein. All forward-looking statements are based on information currently available to Allos on the date hereof, and Allos undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

AMAG hereby files the following exhibits:

99.1	Consent of Stephen J. Hoffman
99.2	Consent of David M. Stout

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Joseph L. Farmer
Joseph L. Farmer
General Counsel and Senior Vice
President of Legal Affairs

Date: September 29, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Consent of Stephen J. Hoffman

99.2	Consent of David M. Stout